Deferred Income and Revenue	12 Months Ended
Dec. 31, 2022
Deferred Income and Revenue [Abstract]
Deferred Income and Revenue	DEFERRED INCOME AND REVENUE
Out of the €120 million upfront payment received from Ipsen in application of the licensing agreement signed in December 2021, an amount of €40 million was recognized as Deferred income in 2021. The Deferred income is recognized as revenue as GENFIT carries out its part of the double-blind ELATIVE study, based on the progress made relative to the originally developed budget. As of December 31, 2022, the Company considers that this initial budget is still appropriate based on progress performed.
In 2022, €15.9 million of said balance was recognized as revenue. As of December 31, 2022, €24.1 million of Deferred income remains, of which €14.4 million relates to Current deferred income and of which €9.7 million relates to Non-current deferred income, which was determined based on the original budget.
See "Note 7 "Revenues and Other income."